UNITED STATESSECURITIES
AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORTPURSUANT
TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2003

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial statements of the businesses acquired.

          Not applicable.

(b)     Pro forma financial information.

          Not applicable.

(c)     Exhibits:

        99.1 Press Release issued by The ServiceMaster Company on November 5, 2003.

Item 12. Results of Operations and Financial Condition.

        On November 5, 2003, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SERVICEMASTER COMPANY

Date: November 5, 2003	By: /s/ Steven C. Preston
Steven C. Preston
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number Description of Exhibit

99.1 Press Release issued by The ServiceMaster Company on November 5, 2003